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[A video of the following town hall meeting, which took place on June 16, 2017, was made available to employees of Whole Foods Market, Inc. on the company’s intranet.]

BROOKE BUCHANAN:

Alright, guys, anyone miss the news? (LAUGHTER) Good, good. We’ve done our job. Well, welcome. We’re so excited to have you guys here and even more excited to have some folks from Amazon here. I’ve— can I ask you guys to stand up and wave to all of our team members? (APPLAUSE). Thank you. Well, you guys, we have a great town hall meeting today scheduled. We’ve got John— Jeff Wilke from Amazon, as well as two of our board members, Walter Robb, as you all know— and Gabby Sulzberger. So— I’ll kick it off and introduce John Mackey— who is coming to the stage now. (APPLAUSE)

JOHN MACKEY:

Well, I take that as a good sign (LAUGHTER) that you like… this is— this is historical moment. And I think back— my 39 years at the company now. This is the second-most-important day in the history of the company. Obviously, the— the most important day was the day we were born, right? Otherwise, we wouldn’t be having this day here today. But this is— I think about all the important milestones, I mean, certainly— going public, buying Bread and Circus, buying Mrs. Gooch’s, Fresh Fields, Wild Oats— Fortune 500— you know— 100 most companies to work for for 20 consecutive years— most-admired food retailer for three years— you know, lots of great milestones.

But without a doubt, this is utterly amazing. We will look back on this day, a few years from now. And we will be— I hope, as excited as— as I am today. And that’s the first emotion I kinda wanna communicate to you. I am, like, super, super excited. (APPLAUSE)

So I just— putting it a little bit in narrative form— how did we meet? It was actually mutual friends set us up on a blind date. (LAUGHTER) And— Jason Buechel and Ken Meyer and David Lannon and I flew up to Seattle a little over six weeks ago. And— it— we just fell in love. It was truly love at first sight. (LAUGHTER)

I’m very serious. It’s like we came outta there. We talked for 2 1/2 hours. I think we coulda talked for 10 hours. And— when we huddled together, it was like we just had— we just had these big grins on our faces, like, “These guys are amazing.” They’re so smart. They’re so authentic. They say what’s on their mind. They’re not playin’ a bunch of BS games. And it was like, “This is gonna be so incredible.” ‘Cause we were talkin’ about the things we can do together, things that I cannot talk about today and won’t be able to talk about until this deal closes.

So— it’s been a whirlwind courtship. Because— little over six weeks after we met on this blind date, we’re— we’re f— officially engaged, (LAUGHTER) as of today. But like an old traditional marriage, where there are all kinds of rules and chaperones, we can’t consummate the marriage, (LAUGHTER) until we’re actually officially hooked up. This is not— this is not a Tinder relationship. (LAUGHTER) I got a feeling I’m off script. (LAUGHTER) But I do wanna communicate, A) I am, like, super excited. And so I also wanna reassure you that we’re keeping our corporate headquarters here in Austin. We’re not gonna be moving out to Seattle.

(APPLAUSE) I’m gonna get a lotta frequent flyer miles flying to Seattle, however. So E-team is staying intact. I’m staying on as CEO. The— we’re— they’re not— we’re gonna evolve.

So I can’t say there’s not gonna ever be any changes. Because you already know we’re evolving. We are— we’ve sent out, publically, we’re doing category management. We’re committed to putting— launching affinity program. We’re t— gonna take $300 million out of our cost structure.

We’ve hired Boston Consulting Group, who’s come up with some amazing analysis of things that we can do to reduce our cost while improving our service to our customers. So this evolution’s gonna continue. We do think our partnership with Amazon is gonna help us do that more skillfully and, hopefully, faster.

This is also gonna permit us— it’s gonna be such a good thing for our customers. And although I can’t tell you all the amazing things that’s gonna happen over time— one thing I absolutely love, love so much about Amazon is they think long term.

They have had the courage that almost no other public company has had the courage to, basically, resist the drumbeat of short-term, quarterly earnings that have had us trapped here for a couple of years, as our same-store sales— came down.

And so we will be joining a company that’s visionary. I don’t know if you know that— they were, like, ranked the number-one most innovative company in the entire world. I think we’re gonna get a lot of those innovations in our stores. I think we’re gonna see a lotta technology. I think you’re gonna see Whole Foods Market evolve in leaps and bounds.

It’s gonna be an amazing thing for our customers, the type of things that we’re gonna be able to do. It’s gonna be an amazing team for our team member base. It really is, for all of you ‘cause you not only have opportunities to grow at Whole Foods Market.

But over time, as the companies are integrated, there’ll be opportunities for many of you, if you are interested in them, probably workin’ for— Amazon. And they’re— they’re a global company. So it’s gonna be new, tremendous opportunities for the people in this room that I think you should just be really excited about.

I think that— I just wish I could tell you more. (LAUGHTER) I just can’t. I’m— I’m— I just want you to trust me. You guys know me. I got a great standing O. Trust me, this is gonna be— (LAUGHTER) this is gonna be— this is going to be such a good thing for Whole Foods Market.

This is kind of the dream come true. And I will tell you something. About a year and a half ago, I dreamed that we merged with Amazon. I woke up, and I told my wife about it. And she said, “That’s crazy.” (LAUGHTER) And I said, “I know. That’s really weird, isn’t it?”

And then of course, I didn’t think about it again, until it’s like— I remember telling Glenda, “Glenda, do you wanna know something weird? I had this dream (LAUGHTER) a year and a half ago.” And so now, today, it’s coming true. So dreams are powerful things.

Soon, there will be a collective dream. There’ll be a Whole Foods dream merging in with an Amazon dream. And together, these two companies are gonna do tremendous dreams together. We’re gonna make a big difference in the food industry. It’s gonna be a very exciting— very exciting thing.

And— I think you’ll look back on this day and remember what I’ve said. This is an historically important day. So I think, with that, I’m gonna invite— Walter Robb, our— our— our long-time co-CEO, who’s now our director. (APPLAUSE) he’s gonna come up and speak to us.

WALTER ROBB:

Big day. So it’s really— it’s exciting—

JOHN MACKEY:

Speak in— into the mic.

WALTER ROBB:

Oh, okay. Eat the mic. (LAUGHTER) Forgot that already. How are you guys?

AUDIENCE:

Good!

WALTER ROBB:

First thing, it’s just awesome to be back here with you all and to see all of your faces and to be with you again. And there’s a lot of you here today. This is great then.

JOHN MACKEY:

We’ve had a bunch of people—

WALTER ROBB:

It’s sold— it’s sold out. Are we filming a movie here? (LAUGHTER) Second of all, I’m— I’m really happy to be part— honored to be a small part of the group that’s welcoming the— the team from Amazon, as well. Because I just met them last night. But I can tell you, they’re— they’re real people.

You know, I— I said this morning, on the call with the WFLN, I said, “Do you think Amazon, do you think they’re gonna show up in headdresses, or they’re gonna war dance or somethin’ like that?” (LAUGHTER) But they’re actually just really good people.

And— I— I really agree with John. They’re authentic and real and genuine. I think, when you get to know them, you’re gonna find that’s the case. And— and more than that, I think they really have a sense of— the values and the mission— in their heart, just like we do. W— they really do. And— I think the most exciting thing, when John says, trust him, I think you can trust that. You can trust— if you trust me, you can trust that’s— that’s what I see in them.

And I think the magic’s gonna come from the fact that they’re— we’re both thinking about— the— the deeper purpose of why we’re in business and what we’re here to do. So I’m really— I’m pleased. This— this— this is— this is a day of magic. This is a day of pixie dust.

This is a day that— a new combination is being created with a lotta potential that we can’t talk about, right? (LAUGHTER) So— I just want you all to reflect on the fact that it’s the hard work of all of the team members and all the years and all the things we’ve done, from— when I started, in ‘91, to we— we built this company in a way that, you know, we— we attracted the attention of— one of the world’s finest companies.

And that’s— that’s a testimony to the work of all of you and— and the things that we’ve created and built here together. And I think— I think the combination is just gonna be incredibly exciting. I think what’s gonna happen from here, what’s gonna unfold, the future’s gonna be amazing. So I’m very happy to be here. I appreciate John inviting me. And it’s so good to see all of you again today. So thanks, John.

WALTER ROBB:

Thanks. (APPLAUSE)

JOHN MACKEY:

One person who’s been instrumental in providing leadership for Whole Foods Market over the last— several months, as we’ve had the shareholder activist, and we’ve had a big board turnover, is— Gabby Sulzberger, who’s chair— chairperson of our board. And we’re very fortunate that Gabby’s been able to come in here today. So please, give Gabby a round of applause. (APPLAUSE)

WALTER ROBB:

Can I just echo that? I think you’ve done an amazing job, Gabby, absolutely amazing job stepping in and leading the board. So…

GABBY SULZBERGER:

Thank you. And— this morning, as I was kinda thinking about my— what I’d say, I was remembering— it was almost 14 years ago. And it was my first future search. And I remember I was talkin’ to a couple of the team members. I really didn’t understand what we did, as directors. Like, what— what do you do?

And— and I remember one team member said, “You know, it’s really funny. ‘Cause you don’t look like the way I thought a director would look.” (LAUGHTER) And I said, “Well, that makes sense. ‘Cause Whole Foods doesn’t look like any other company in America.”

It’s— truly, I— all of us in this room know that— we have just a unique and remarkable— and special company. And— when I reflect on kind of what makes it great, you know, ‘cause I’ve been doing this investor road show with John and Cindy and everybody. And you know, is it our brand? Is it our mission? And investors like to hear us talk about our unique positioning in the market and all that kinda stuff. And all that is true.

But I think what really makes us great is our 90,000 team members. And we are inspired and motivated by— by our mission and our brand and our incredible leadership. But I think it’s our team members that really make us great. And so… (APPLAUSE) So— so I do speak for all of the board, when I say we’ve been— it’s been a true p— true privilege and honor to be on this journey with you all for these last number of years. And— and we’re very excited and happy about this— this merger.

And— John uses the— the metaphor of marriage. And I’ll carry it on just a little bit. Because I feel like the mother of the bride. (LAUGHTER) And I have to say— (LAUGHTER) and— and— and— and the whole board is very excited about this wedding. So— we think it’s going to be just an incredible— next chapter for our company and next— incredible next chapter for all of you, incredible next chapter for Amazon.

I think— I know I’m biased. But as the mother of the bride, I think they’re very fortunate to have us. (LAUGHTER) So but truly— they are— they are one of the most remarkable comp— companies in the world. That’s clear. I think it’s— a marriage of equals.

So— as the board— we won’t be exactly with you in the same way in this journey as after the close. But we will be rooting for you from the sidelines and from in the store, as customers, and— and just very, very pleased and excited for all of you. So congratulations—

JOHN MACKEY:

And you will always be in our hearts, Gabby.

GABBY SULZBERGER:

Well, same. (APPLAUSE)

JOHN MACKEY:

I want— now I wanna— welcome Jeff Wilke to the stage. He is C— Amazon’s CEO of Worldwide Consumer. Amazon has, like, three CEOs I think. And— this is one of ‘em. And he’s— (LAUGHTER) he’s a very impressive guy. (APPLAUSE)

JEFF WILKE:

Hi, everybody. I am so excited to be here. We are so excited to be here. It’s a really— it’s an awesome day for us. I wanted to tell you just— a little bit about— how Whole Foods changed my life— as a start. As I was sitting— this morning, eating breakfast, watching the sun rise over this beautiful city— by the way, quinoa, blueberry, and some other vegetables. (LAUGHTER)

JOHN MACKEY:

Those aren’t vegetables. (LAUGHTER) That’s okay. W— we have— we have—

WALTER ROBB:

And so it begins. (LAUGHTER)

JOHN MACKEY:

We’re learning. (LAUGHTER)

JEFF WILKE:

I— (LAUGHTER) I th— I thought— I was thinking to myself that, “This is probably the healthiest breakfast I’ve eaten in a hotel in a long time.” And it reminded me of— showing up in Seattle 18 years ago. I was kind of a meat-and-potatoes person from the East coast.

I met a bunch of people on the West coast who were eating in a different way. And they changed my health. They changed the way I thought about food. Changed the way I thought about raising kids— and what we would feed them. And you pioneered this. You— you drove people to think differently about what they ingest— and how they— how they go about their day, which is kind of remarkable.

So I went from kinda meat and potatoes to adding a little fish. You know, it’s baby steps. (LAUGHTER) And about six years ago, I— kinda removed most carbs from the way I was eating. And that really highlights the produce that you’re consuming. At that point, you’re eating a lotta fruits and vegetables.

And it matters where you get them from. And— the quality that you’ve built into that part of the operation, in addition to everything else— has really changed my life. So thank you. I wanted to say that, to start. We’re excited about a whole bunch of things that— that this brings together.

When I walk around the stores, I notice an attention to detail, quality, customer experience that is very rare. I love that you invite local businesses and suppliers to come into the store and to present— their offering. Is it— Bowie Barbeque that’s downstairs?

JOHN MACKEY:

That’s actually our own barbecue.

JEFF WILKE:

All right.

JOHN MACKEY:

So it’s pretty local. But it’s… (LAUGHTER)

JEFF WILKE:

It looked good. It was a little early for me to go in there this morning.

JOHN MACKEY:

There are some potatoes in there, too. (LAUGHTER)

JEFF WILKE:

Mostly—

WALTER ROBB:

They’re— they’re a fruit. (LAUGHTER)

JEFF WILKE:

Mostly, I love the passion that the team members have. I mean, everybody you interact with loves workin’ for Whole Foods. They love what they do. They’re very knowledgeable. And they’ve been very helpful— in the interactions I’ve had over the years.

So we’re incredibly excited. 87,000 team members— you’ve mentioned that a couple of times. Just it’s a wonderful opportunity for us to get to know each other. And I would say one thing to everybody, everybody in this team, which is please, please, please keep doing what you do best. Keep satisfying, delighting, and nourishing customers. Thank you. (APPLAUSE)

BROOKE BUCHANAN:

Great. Let’s give a round of applause for Gabby and Walter. Thank you so much. (APPLAUSE) Thank you so much. So we’re gonna do some question and answers. I know you guys probably have— a ton on your mind. So if we could go ahead and have our mic runners, are you guys around? Okay. Rachel, I see Jamie. Jamie, you have a question?

JAMIE:

I do. Thank you. So I’m very fortunate. I, every day, live my Whole Foods Market dream. I’ve been with Whole Foods Market for over 11 years. I started in Chicago. And I got to do that really rare thing, which is work for Margaret Wittenberg— and, now, for Joe Dixon on the quality standards team. And I feel pretty confident that your 90,000 team members this morning are wondering, what happens now with our quality standards? And I wondered— John and Jeff, if you could speak to that a bit.

JOHN MACKEY:

Our quality standards are staying the same. We’re not changing our quality standards. They love our quality standards.

JEFF WILKE:

Yes.

JOHN MACKEY:

So Whole Foods— (LAUGHTER) Whole Foods Market’s quality standards  are not— are not gonna change. I mean, there’s no intention to do that. We’ve— we’ve got a lot invested in our brand. And— these guys are really smart people.

They’re not stupid enough to go change that. Because that would— that would be like, you know the pixie dust we were talkin’ about? That’s like the— that’s the death dust. (LAUGHTER) So they’re not gonna do that. And we’ve been— we’ve been assured.

So but I mean, it— over time, there could be other formats that evolve that— that might— wouldn’t be branded Whole Foods Market, potentially, wouldn’t be our standards. So but the Whole Foods Market stores and our brands, they’re gonna stay all the quality standards we have, the integrity we have behind  our products and our brand, those are gonna be intact. And they— and they don’t wanna change those things. I think— do I speak for you there? You should probably—

JEFF WILKE:

That was perfect.

JOHN MACKEY:

Please confirm that. (LAUGHTER)

JEFF WILKE:

Yeah. We— we admire the quality standards of Whole Foods. And I— I think it would be crazy to change them.

BROOKE BUCHANAN:

Awesome. Next question.

QUESTION:

Hi. So John, you mentioned that there won’t be any changes in executive leadership here at Whole Foods Market. But I’m curious what, if any, leadership role Amazon will play here in Whole Foods Market.

JOHN MACKEY:

Well, of course, there will be ch— there’ll be leadership changes at Whole Foods Market. But they’re just not gonna be, I don’t think, forced on us by Amazon. We’re gonna evolve. We need to evolve. We wanna make this deal, because we think they can help us evolve quicker and better than we could do on our own.

So I— I don’t want people goin’ away, thinkin’ that nothin’s gonna change around here. ‘Cause things are gonna change. There’s just no question about that. So— I don’t know if they have any plans for, you know, but in a good marriage, you know, we want Amazon people to be here.

And we want Whole Foods people to be at Amazon. Because at the end of the day, we’re all Amazon people. When this deal closes, we’re all Amazon people. We’re not Whole Foods people and Amazon people. We’re all Amazon people. We’re one— one large tribe, one large family.

And so I don’t— we wanna get away from any kinda us versus them. We are going to be one. So I hope, I pray, that there are some brilliant people from Seattle and other parts of the world that are here, as— as Amazonians and Whole Foodies— (LAUGHTER) here. So that’s how I see it.

JEFF WILKE:

I would just— John will continue to be the CEO. And we hope that—

JOHN MACKEY:

Until death do us part. (LAUGHTER)

JEFF WILKE:

We— and h— Whole Foods will continue to manage its operations as it has.

BROOKE BUCHANAN:

Awesome, thank you. Next question.

QUESTION:

Good morning. Thank you, Jeff and John, for being here to talk to us. It really means a lot to me, as a team member, for you guys to come and— and guide us from day one. So thank you. I have a question about— Whole Foods’ commitment to those win-win-win-win partnerships with our suppliers, with our team members— and how that’s going to live on once this merger is complete.

JOHN MACKEY:

I can start out by saying that— they share a stakeholder philosophy, as well. So one thing that— Amazon does many things better than Whole Foods Market. So let’s be very clear about that. We do some things better than them. But they do a lotta things better than us.

One of the things they do better than us, they are more customer-centric than we are. They really are. And one of my takeaways is that, by God, we’re gonna become as customer-centric as Amazon. We’re gonna— we’re gonna— we’re gonna import their passion about that.

Because I think, sometimes, our company’s gone a little bit too much team member focus at the expense of our customers. And that’s one definite evolution that’s gonna happen. I love the passion these guys have around the customer. They put the customer first in everything they do and think backwards. And— we— we’re gonna be the same way.

We’re— we’re— we’re— we do care about our customers. So don’t misunderstand me. I just feel like there’s an opportunity for us to learn from them and do— and do even better. But th— they care about their team— their team members, their suppliers, their investors. I mean, by every— by every objective measurement, they’re, like, top of the class in every single way. They are a tremendous company that— has so much to teach us. And I’m, for one, gonna be an eager— eager pupil.

JEFF WILKE:

We have a lot to learn, also.

BROOKE BUCHANAN:

Awesome. (LAUGHTER) Any other questions? Oh, we got one over here.

ANDRES:

Hello. I’m Andres at Global Recruiting. Congratulations. And welcome to Amazon’s team. (LAUGHTER) I think what— welcome to our culture. So you know, when it comes to our culture, our core values, and what we stand for, you know, specifically, how does this affect our culture?

JOHN MACKEY:

It’s gonna change our culture. I mean, it’s the truth. It’s inevitable. But it doesn’t necessarily mean it’s a bad thing. We’re going to evolve. Our culture is evolving all the time. And so we are affected by everything we encounter.

And there’s an integrity to our culture. And I think they are gonna respect that integrity. These g— they’re really smart people. They’re not stupid enough to go in and trash the very asset that they are spending billions of dollars to acquire.

But our culture is going to evolve. I— I just wanna make sure everybody understands that. It’s gonna evolve in very constructive, positive ways. It’s going to be us pulling it in, for the most part. It’s gonna be us learning and saying, “That is so cool, what they’re doing,” and take— making it part of us.

Plus, their— their people will inter— intermarry with our people and— and, probably, literally. (LAUGHTER) And— and it’s inevitable that there’ll be some cultural mingling. And we— we will also influence their culture. That’s just the way it is.

So that’s the way a healthy marriage, a healthy partnership, works. So— they do admire our culture. They do. And— and they’re gonna respect it. And yet, we’re both gonna evolve together. And— and so that’s just the way it works. And we need to accept that and— and trust it’s gonna be a good thing. ‘Cause I think it will be.

I mean, it’s— it’s natural to be a little bit insecure about the unknown, you know? We’re— we’re— it’s kind of human nature to be uns— if there’s uncertainty, we can project our fears onto there. And I just think that’s perfectly natural and normal.

And— and— at the end of the day, you can talk all you want to. The proof occurs once you begin living together, and the day-to-day interactions, right? So— all I know is that these are great people with big hearts and big ideals that wanna make the world a better place and are making the world a better place. They’re the perfect company for us. There’s no better company in the entire world for Whole Foods Market than this company right here. We— we just hit the lottery, gang. This is gonna be so incredibly wonderful.

JEFF WILKE:

I would just say, if Whole Foods culture evolves, it’ll be in ways that you decide.

BROOKE BUCHANAN:

Great. Thank you. Next question, right over here.

QUESTION:

Another area where Amazon shines is benefits. So I’m just curious, like, once this is finalized… (LAUGHTER)

JEFF WILKE:

Alright!

QUESTION:

I’m just curious if there have been discussions on how that will evolve.

JOHN MACKEY:

They have promised everyone will get an Echo. (LAUGHTER) the day of the merger.

JEFF WILKE:

Uh-oh.

JOHN MACKEY:

Hey, one of their core values is frugality, which I’ve heard— numerous times. So we don’t exactly know. It’s too early to talk about how benefits and compensation may synch up or how quickly. That’s a very important cultural value. I do think, over time, things will evolve at Whole Foods.

They’ll migrate. But probably, as Jeff said, you know, we’ll be doing it. We’ll be pulling it. It’ll be at a pace that we want. So— eventually, there’ll be a synching. I just don’t know the time zone— I mean, the time period that that’ll occur. But I trust it’ll go at the right speed. So— I don’t think that’s the highest priority, to get— our benefits and compensation completely synched up immediately. We got some pretty cool benefits, too. So… (LAUGHTER)

BROOKE BUCHANAN:

Great. Any other questions? Right back there.

QUESTION:

Howdy. So one of the things I’ve always admired about Amazon is y’all’s willingness to kind of, like, operate in the black, right? Like you get money. And you reinvest, like, wherever you can. The idea isn’t just profit, profit, profit. Is Whole Foods gonna be able to start operating in that manner, where we can try and strategically move money towards areas where we can, like, reinvest, reinvest, and not be so profit-centric going forward?

JOHN MACKEY:

I think you’d better answer that. (LAUGHTER)

JEFF WILKE:

Well, the best way, if you don’t— if you don’t know about— the way we think about— investing and running the company, the— Jeff Bezos’ first letter to the shareholders, in 1997, lays out a bunch of principles for how we think about the long-run versus the short-run.

And in that letter, it says— “Given the choice between short-term, quarterly profit and long-term cash flow that we can invest in ways that we think are smart and that— that customers will love, we’re gonna choose the cash flows every time.”

And we’ve been true to that— mantra for— our entire life as a public company. It was a little jarring for some of the investors, I’m sure— that heard that early on. But at this point, people are so used to hearing it that it’s— it’s a very comfortable thing for us to do. And this is the way we will approach the investments that we make together in Whole Foods. We will think about the long run. We’ll think about customers. We’ll think together about h— how to continue to— do what you’ve— pioneered over the last 38 years.

JOHN MACKEY:

And that strategy has worked out pretty well for ‘em, last time I checked. They got, like, $460 billion market cap heading to probably be the first $1 trillion market-cap company in the history of the world. So that strategy works. I am very eager to adopt that strategy (LAUGHTER) and, hopefully.

BROOKE BUCHANAN:

We’ve got time for about two more. Anyone? Maybe in the back?

JEFF WILKE:

Yeah, we have a hand.

BROOKE BUCHANAN:

Anything in the back, guys?

BROOKE BUCHANAN:

Okay, great, yes.

QUESTION:

Hi. As a long-time team member— who loves Whole Foods, and I also am a big fan of Amazon—

JEFF WILKE:

Thank you.

QUESTION:

—I’m just gonna ask a question that might— a lot of people might be thinking. I have a lotta PTO built up. (LAUGHTER) I don’t wanna lose it. And I think that — is there a fear of that? Or also, I think all of us feel that one of the best perks of working for Whole Foods Market is our ability to shop downstairs and get a nice little discount. What are your thoughts on those?

JOHN MACKEY:

I assure you just that those things just aren’t gonna go away. So I think you should feel— I mean, w— these are the kinda things that we’re kind of— can’t really synch up on yet. So it’s gonna have to take place kinda after we get married.

But again, these guys are— they’re no— they’re— they don’t wanna mess the essence of what we are up. And changin’ people’s paid time off or takin’ away discounts is— would be monumentally stupid. (LAUGHTER) And I just don’t think it’s gonna happen. So I just— I— I wouldn’t worry about that.

BROOKE BUCHANAN:

Thank you—

QUESTION:

I know team members mean a lot to you, John. So I know you’ll do our— do your best to take care of us.

JOHN MACKEY:

I’m gonna do the very best I can to— I— I’m doing the very best I can, right now, to take care of you. (LAUGHTER) Found this amazing partner for us. So— yes, of course, of course, absolutely.

BROOKE BUCHANAN:

Thank you. One last question. Go ahead. Right here?

JEFF WILKE:

There’s one all the way in the back. We can’t even see this one. It’s—

BROOKE BUCHANAN:

We can’t even see you guys back there.

JEFF WILKE:

Just run around the corner—

BROOKE BUCHANAN:

Have that person pop back up.

QUESTION:

I have a real quick one. You probably can’t see me, and that’s okay.

BROOKE BUCHANAN:

We can see you.

QUESTION:

I’m just curious why you find us so attractive. (LAUGH) You know, how do you think that you’ll m— be a better mate for us? And what do you see changing? How can you make us better?

JEFF WILKE:

Well, we— we— have been incredibly impressed with the— the pioneering work that you’ve done over f— four decades to— I— I mean, my story that I started off with told me that was about you changing the world and the way people thought about food.

We have enormous admiration and respect for that. And the worst thing that we could do would be to— to ask you to change it in some— discontinuous way. We want you to continue to do what you do best. We admire what you’ve built. I’m super excited about being here, because of what the 90,000 team members have— put together. So— we are excited about this, because of what you’ve already achieved. And we’re lookin’ forward to doing even more together. But it’s gonna be continuing on the mission that you’ve been on for four decades.

I mean, they’re gonna help us in lots of ways. They’re gonna make us a lot better company. I mean, these guys are, again, the most innovative company in the entire world. I think we were, like, number 28 on that list. So— that’s not bad. It’s pretty good for a grocer.

JEFF WILKE:

That’s great.

JOHN MACKEY:

But— th— they’re at the forefront of technology. And we are— we’re a little behind there. So I think that we can expect that we’ll go to the front of the class, eventually, in the grocery business, from— from, like, the class dunce to, like, the— (LAUGHTER)you know, what are we, the class valedictorian.

And so— we’re gonna— it’s gonna help our technology. The fact that we can just take a long-term perspective, that we can create long-term value for our in— for our customers and think not about— we don’t— move away from these quarterly pressures, invest our cash flow in ways that will enhance  customer value is the essence of the— Amazon philosophy.

And that’s going to become the essence of our philosophy, too. That’s going to make us a lot better company, a more competitive company. And so that alone makes this deal a slam dunk. But when you add all the other things that can occur from it, things that, again— feel like we gotta wait until the chaperones— let us officially get married. (LAUGHTER)

But I think— I really do think that— we’re gonna be a far, far better company a year from now than we are today. And five years from now, it’s gonna be— it’s gonna be utterly incredible. It’s gonna be so f— it’s gonna be so fun. It’s gonna be so exciting. I just think you’re gonna— you’re gonna— you know, I was gonna say, kinda buckle up. ‘Cause— it’s gonna be— it’s gonna be fun.

And it’s gonna be crazy. And it’s gonna be wild. And it’s gonna be great opportunities for the people in this room, career opportunities— all times that y— what you’re doin’ today, who knows? You— you may evolve right outta that in the next few years. ‘Cause those new opportunities spring up.

So— there are no guarantees in life. Some marriages end up badly. There are— there’s an industry of divorce out there. (LAUGHTER) But— I think we’re choose— I think we’re choosing very, very well for ourselves. And— I feel confident that this partnership is gonna be— well, I think it’s gonna change the world. That’s what I think. This— this partnership’s gonna change the world. And we’re gonna all be part of it. How cool is that? (APPLAUSE)

BROOKE BUCHANAN:

Well, thank you guys so much. We’re outta time. A few housekeeping items, if anyone is contacted by the media— please don’t answer the call. You can send ‘em my way. We appreciate that. As well as look for some planners— from your GBPs and RPs. We’re gonna be pulling—

folks aside, so you can ask some questions of— the Amazon and our Whole Foods Market leaders. So with that being said, have a great afternoon. And we’ll see y’all later.

JOHN MACKEY:

Yeah, this is not a holiday, (LAUGHTER) okay? 5:00, but we— it’s kinda back to work, gang.

BROOKE BUCHANAN:

Thank you guys.

JEFF WILKE:

Thanks, everybody. (APPLAUSE)

***END***

Forward-Looking Statements

Certain statements in this communication constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Whole Foods Market’s future prospects, developments and business strategies. Except for the historical information contained herein, the matters discussed in this communication are forward-looking statements that involve risks and uncertainties that may cause Whole Foods Market’s actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the failure to obtain the approval of Whole Foods Market’s shareholders or required regulatory clearances or the failure to satisfy any of the other closing conditions to the Merger; potential disruption of management’s attention from Whole Foods Market’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on the ability of Whole Foods Market to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; general business conditions; changes in overall economic conditions that impact consumer spending; the impact of competition; and other factors which are often beyond the control of Whole Foods Market, as well other risks listed in Whole Foods Market’s Annual Report on Form 10-K for the fiscal year ended September 25, 2016 and risks and uncertainties not presently known to Whole Foods Market or that Whole Foods Market currently deems immaterial. Whole Foods Market wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. Whole Foods Market does not undertake any obligation to update forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Whole Foods Market will file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, WHOLE FOODS MARKET’S

SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Whole Foods Market files with the SEC (when available) from the SEC’s website at www.sec.gov and Whole Foods Market’s website at http://investor.wholefoodsmarket.com/. In addition, the proxy statement and other documents filed by Whole Foods Market with the SEC (when available) may be obtained from Whole Foods Market free of charge by directing a request to Cindy McCann, Global Vice President, Investor Relations, Whole Foods Market, Inc., 550 Bowie Street, Austin, TX 78703, Phone: 512-542-0204. Media inquiries can be directed to Brooke Buchanan at Brooke.Buchanan@wholefoods.com, Phone: 512-542-0751.

Certain Participants in the Solicitation

Whole Foods Market, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Whole Foods Market shareholders with respect to shareholder approval of the proposed acquisition of Whole Foods Market. Information regarding the names of Whole Foods Market’s directors and executive officers and their respective interests in Whole Foods Market by security holdings or otherwise is set forth in Whole Foods Market’s Annual Report on Form 10-K for the fiscal year ended September 25, 2016 filed with the SEC on November 18, 2016, Whole Foods Market’s definitive proxy statement for its 2017 Annual Meeting of Shareholders filed with the SEC on January 4, 2017 and Whole Foods Market’s Current Report on Form 8-K dated May 10, 2017. To the extent holdings of such participants in Whole Foods Market’s securities are not reported, or have changed since the amounts described in the proxy statement for the 2017 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Whole Foods Market’s website at http://investor.wholefoodsmarket.com.